Exhibit 99.1

Health Catalyst Reports Second Quarter 2021 Results

SALT LAKE CITY, UT, August 5, 2021 — Health Catalyst, Inc. ("Health Catalyst," Nasdaq: HCAT), a leading provider of data and analytics technology and services to healthcare organizations, today reported financial results for the quarter ended June 30, 2021.

“In the second quarter of 2021, I am pleased to share that we achieved strong performance across our business, including exceeding the mid-point of our quarterly guidance for both revenue and Adjusted EBITDA. Our second quarter 2021 Adjusted EBITDA performance of $1.7 million represents the first time since the company’s incorporation that we have achieved positive quarterly Adjusted EBITDA,” said Dan Burton, CEO of Health Catalyst. “Additionally, we are excited to have closed our recent acquisition of Twistle on July 1, 2021. We anticipate Twistle will meaningfully bolster our Population Health analytics application suite, as healthcare organizations increasingly look for a comprehensive Population Health solution. This is particularly important as healthcare organizations begin to normalize operations outside of COVID-19, with many reprioritizing their transition to value-based care models and optimizing care delivery in virtual settings. We are thrilled to welcome our highly talented Twistle teammates to Health Catalyst, further enabling our mission to be the catalyst for massive, measurable, data-informed healthcare improvement.”

Financial Highlights for the Three Months Ended June 30, 2021

Key Financial Metrics

	Three Months Ended June 30,		Year over Year Change
	2021	2020
GAAP Financial Data:	(in thousands, except percentages, unaudited)
Technology revenue	$35,529	$25,487	39%
Professional services revenue	$24,098	$17,772	36%
Total revenue	$59,627	$43,259	38%
Loss from operations	$(32,319)	$(15,640)	(107)%
Net loss	$(35,834)	$(27,183)	(32)%
Other Non-GAAP Financial Data:(1)
Adjusted Technology Gross Profit	$24,256	$17,493	39%
Adjusted Technology Gross Margin	68%	69%
Adjusted Professional Services Gross Profit	$8,174	$3,730	119%
Adjusted Professional Services Gross Margin	34%	21%
Total Adjusted Gross Profit	$32,430	$21,223	53%
Total Adjusted Gross Margin	54%	49%
Adjusted EBITDA	$1,661	$(4,188)	140%
_____________________
(1) These measures are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). See the accompanying "Non-GAAP Financial Measures" section below for more information about these financial measures, including the limitations of such measures, and for a reconciliation of each measure to the most directly comparable measure calculated in accordance with GAAP.

Financial Outlook

Health Catalyst provides forward-looking guidance on total revenue, a GAAP measure, and Adjusted EBITDA, a non-GAAP measure.
For the third quarter of 2021, we expect:
•Total revenue between $59.4 million and $62.4 million, and
•Adjusted EBITDA between $(7.5) million and $(5.5) million
For the full year of 2021, we expect:
•Total revenue between $236.7 million and $239.7 million, and
•Adjusted EBITDA between $(12.5) million and $(10.5) million
We have not reconciled guidance for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and have not provided forward-looking guidance for net loss, because there are items that may impact net loss, including stock-based compensation, that are not within our control or cannot be reasonably predicted.

Quarterly Conference Call Details
The company will host a conference call to review the results today, Thursday, August 5, 2021, at 5:00 p.m. E.T. The conference call can be accessed by dialing 1-800-708-4539 for U.S. participants, or 1-847-619-6396 for international participants, and referencing participant code 50199342. A live audio webcast will be available online at https://ir.healthcatalyst.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web link, and will remain available for approximately 90 days.

About Health Catalyst
Health Catalyst is a leading provider of data and analytics technology and services to healthcare organizations committed to being the catalyst for massive, measurable, data-informed healthcare improvement. Its customers leverage the cloud-based data platform—powered by data from more than 100 million patient records and encompassing trillions of facts—as well as its analytics software and professional services expertise to make data-informed decisions and realize measurable clinical, financial, and operational improvements. Health Catalyst envisions a future in which all healthcare decisions are data informed.
Available Information
Health Catalyst intends to use its Investor Relations website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth, the benefits of the Twistle acquisition, the impact of COVID-19 on our business and results of operations and our financial outlook for Q3 and fiscal year 2021. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) changes in laws and regulations applicable to our business model; (ii) changes in market or industry conditions, regulatory environment and receptivity to our technology and services; (iii) results of litigation or a security incident; (iv) the loss of one or more key customers or partners; (v) the impact of COVID-19 on our business and results of operations; and (vi) changes to our abilities to recruit and retain qualified team members. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on or about February 25, 2021 and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021 expected to be filed with the SEC on or about August 6, 2021. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets
(in thousands, except share and per share data, unaudited)

	As of June 30,	As of December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$205,095	$91,954
Short-term investments	57,661	178,917
Accounts receivable, net	46,971	48,296
Prepaid expenses and other assets	11,323	10,632
Total current assets	321,050	329,799
Property and equipment, net	20,198	12,863
Intangible assets, net	85,910	98,921
Operating lease right-of-use assets	23,450	24,729
Goodwill	107,822	107,822
Other assets	4,526	3,606
Total assets	$562,956	$577,740
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,259	$5,332
Accrued liabilities	13,979	16,510
Acquisition-related consideration payable	—	2,000
Deferred revenue	55,594	47,145
Operating lease liabilities	2,327	2,622
Contingent consideration liabilities	2,625	14,427
Convertible senior notes, net	174,811	—
Total current liabilities	254,595	88,036
Convertible senior notes, net of current portion	—	168,994
Deferred revenue, net of current portion	894	1,878
Operating lease liabilities, net of current portion	22,504	23,669
Contingent consideration liabilities, net of current portion	6,827	16,837
Other liabilities	2,232	2,227
Total liabilities	287,052	301,641
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 45,611,225 and 43,376,848 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	46	43
Additional paid-in capital	1,065,680	1,001,645
Accumulated deficit	(789,854)	(725,650)
Accumulated other comprehensive income	32	61
Total stockholders' equity	275,904	276,099
Total liabilities and stockholders’ equity	$562,956	$577,740

Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue:
Technology	$35,529	$25,487	$69,368	$50,186
Professional services	24,098	17,772	46,105	38,189
Total revenue	59,627	43,259	115,473	88,375
Cost of revenue, excluding depreciation and amortization:
Technology(1)	11,847	8,197	22,672	16,103
Professional services(1)	18,206	14,932	34,719	31,094
Total cost of revenue, excluding depreciation and amortization	30,053	23,129	57,391	47,197
Operating expenses:
Sales and marketing(1)	16,705	12,502	32,356	25,989
Research and development(1)	14,524	12,061	28,869	25,149
General and administrative(1)(2)(3)	22,525	8,113	37,540	17,814
Depreciation and amortization	8,139	3,094	15,953	5,971
Total operating expenses	61,893	35,770	114,718	74,923
Loss from operations	(32,319)	(15,640)	(56,636)	(33,745)
Loss on extinguishment of debt	—	(8,514)	—	(8,514)
Interest and other expense, net	(3,707)	(3,025)	(7,659)	(3,646)
Loss before income taxes	(36,026)	(27,179)	(64,295)	(45,905)
Income tax (benefit) provision	(192)	4	(91)	(1,232)
Net loss	$(35,834)	$(27,183)	$(64,204)	$(44,673)
Net loss per share, basic and diluted	$(0.80)	$(0.71)	$(1.45)	$(1.19)
Weighted-average shares outstanding used in calculating net loss per share, basic and diluted	44,886	38,131	44,381	37,620

Adjusted net loss(4)	$(1)	$(5,740)	(2,754)	(11,823)
Adjusted net loss per share, basic and diluted(4)	$—	$(0.15)	$(0.06)	$(0.31)
______________________

(1)Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Stock-Based Compensation Expense:	(in thousands)		(in thousands)
Cost of revenue, excluding depreciation and amortization:
Technology	$574	$203	$948	$379
Professional services	2,282	890	3,717	1,706
Sales and marketing	5,932	3,309	10,750	6,491
Research and development	2,676	2,080	4,933	3,962
General and administrative	6,263	2,564	10,889	5,249
Total	$17,727	$9,046	$31,237	$17,787

(2)    Includes acquisition-related costs, net as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Acquisition-related costs, net:	(in thousands)		(in thousands)
General and administrative	$8,114	$(813)	$10,270	$(297)

(3)     Includes duplicate headquarters rent expense, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Duplicate rent expense	(in thousands)		(in thousands)
General and administrative	$—	$125	$—	$125

(4)    Includes non-GAAP adjustments to net loss. Refer to the "Non-GAAP Financial Measures—Adjusted Net Loss Per Share" section below for further details.

Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Six Months Ended June 30,
Cash flows from operating activities	2021	2020
Net loss	$(64,204)	$(44,673)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	15,953	5,971
Loss on extinguishment of debt	—	8,514
Amortization of debt discount and issuance costs	5,817	2,540
Non-cash operating lease expense	1,926	1,569
Investment discount and premium amortization	569	267
Provision for expected credit losses	398	836
Stock-based compensation expense	31,237	17,787
Deferred tax (benefit) provision	4	(1,280)
Change in fair value of contingent consideration liabilities	9,064	(1,568)
Settlement of acquisition-related contingent consideration	(11,025)	—
Other	(25)	71
Change in operating assets and liabilities:
Accounts receivable, net	927	(7,179)
Deferred costs	—	482
Prepaid expenses and other assets	(1,548)	(2,493)
Accounts payable, accrued liabilities, and other liabilities	(2,439)	(1,056)
Deferred revenue	7,465	4,475
Operating lease liabilities	(2,107)	(1,783)
Net cash used in operating activities	(7,988)	(17,520)

Cash flows from investing activities
Purchase of short-term investments	(53,686)	(163,346)
Proceeds from the sale and maturity of short-term investments	174,293	124,150
Acquisition of businesses, net of cash acquired	—	(15,249)
Purchase of property and equipment	(8,138)	(789)
Capitalization of internal use software	(1,912)	(278)
Purchase of intangible assets	(770)	(1,182)
Proceeds from sale of property and equipment	12	10
Net cash provided by (used in) investing activities	109,799	(56,684)

Cash flows from financing activities
Proceeds from convertible note securities, net of issuance costs	—	222,482
Purchase of capped calls concurrent with issuance of convertible senior notes	—	(21,743)
Repayment of credit facilities	—	(57,043)
Proceeds from exercise of stock options	14,076	15,010
Proceeds from employee stock purchase plan	2,619	2,408
Payments of acquisition-related consideration	(5,360)	(748)
Net cash provided by financing activities	11,335	160,366
Effect of exchange rate on cash and cash equivalents	(5)	(9)
Net increase in cash and cash equivalents	113,141	86,153

Cash and cash equivalents at beginning of period	91,954	18,032
Cash and cash equivalents at end of period	$205,095	$104,185

Non-GAAP Financial Measures
To supplement our financial information presented in accordance with GAAP, we believe certain non-GAAP measures, including Adjusted Gross Profit, Adjusted Gross Margin, Adjusted EBITDA, Adjusted Net Loss, and Adjusted Net Loss per share, basic and diluted, are useful in evaluating our operating performance. For example, we exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance and allows investors the ability to make more meaningful comparisons between our operating results and those of other companies. We use this non-GAAP financial information to evaluate our ongoing operations, as a component in determining employee bonus compensation, and for internal planning and forecasting purposes.
We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Adjusted Gross Profit and Adjusted Gross Margin
Adjusted Gross Profit is a non-GAAP financial measure that we define as revenue less cost of revenue, excluding depreciation and amortization and excluding stock-based compensation. We define Adjusted Gross Margin as our Adjusted Gross Profit divided by our revenue. We believe Adjusted Gross Profit and Adjusted Gross Margin are useful to investors as they eliminate the impact of certain non-cash expenses and allow a direct comparison of these measures between periods without the impact of non-cash expenses and certain other non-recurring operating expenses. The following is a reconciliation of revenue, the most directly comparable GAAP financial measure, to Adjusted Gross Profit, for the three months ended June 30, 2021 and 2020:

	Three Months Ended June 30, 2021
	(in thousands, except percentages)
	Technology	Professional Services	Total
Revenue	$35,529	$24,098	$59,627
Cost of revenue, excluding depreciation and amortization	(11,847)	(18,206)	(30,053)
Gross profit, excluding depreciation and amortization	23,682	5,892	29,574
Add:
Stock-based compensation	574	2,282	2,856
Adjusted Gross Profit	$24,256	$8,174	$32,430
Gross margin, excluding depreciation and amortization	67%	24%	50%
Adjusted Gross Margin	68%	34%	54%

	Three Months Ended June 30, 2020
	(in thousands, except percentages)
	Technology	Professional Services	Total
Revenue	$25,487	$17,772	$43,259
Cost of revenue, excluding depreciation and amortization	(8,197)	(14,932)	(23,129)
Gross profit, excluding depreciation and amortization	17,290	2,840	20,130
Add:
Stock-based compensation	203	890	1,093
Adjusted Gross Profit	$17,493	$3,730	$21,223
Gross margin, excluding depreciation and amortization	68%	16%	47%
Adjusted Gross Margin	69%	21%	49%

Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure that we define as net loss adjusted for (i) interest and other expense, net, (ii) loss on debt extinguishment, (iii) income tax (benefit) provision, (iv) depreciation and amortization, (v) stock-based compensation, (vi) acquisition-related costs, net, including the change in fair value of contingent consideration liabilities, and (vii) duplicate headquarters expense. We view acquisition-related expenses when applicable, such as transaction costs and changes in the fair value of contingent consideration liabilities that are directly related to business combinations as costs that are unpredictable, dependent upon factors outside of our control, and are not necessarily reflective of operational performance during a period. We believe Adjusted EBITDA provides investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial performance and is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. The following is a reconciliation of our net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA, for the three months ended June 30, 2021 and 2020:

	Three Months Ended June 30,
	2021	2020
	(in thousands)
Net loss	$(35,834)	$(27,183)
Add:
Interest and other expense, net	3,707	3,025
Loss on extinguishment of debt	—	8,514
Income tax (benefit) provision	(192)	4
Depreciation and amortization	8,139	3,094
Stock-based compensation	17,727	9,046
Acquisition-related costs, net(1)	8,114	(813)
Duplicate headquarters rent expense(2)	—	125
Adjusted EBITDA	$1,661	$(4,188)
_____________________
(1) Acquisition-related costs, net includes legal, due diligence, accounting, and consulting fees incurred as part of business combinations, and changes in fair value of contingent consideration liabilities for potential earn-out payments. For additional details refer to Note 2 in our condensed consolidated financial statements.
(2)Duplicate rent expense for our corporate headquarters relocation.

Adjusted Net Loss Per Share

Adjusted Net Loss is a non-GAAP financial measure that we define as net loss adjusted for (i) stock-based compensation, (ii) amortization of acquired intangibles, (iii) loss on extinguishment of debt, (iv) acquisition-related costs, net, including the change in fair value of contingent consideration liabilities, (v) non-cash interest expense related to our convertible senior notes, and (vi) duplicate headquarters rent expense. We believe Adjusted Net Loss provides investors with useful information on period-to-period performance as evaluated by management and comparison with our past financial performance and is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance.

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Numerator:	(in thousands, except share and per share amounts)
Net loss	$(35,834)	$(27,183)	$(64,204)	$(44,673)
Add:
Stock-based compensation	17,727	9,046	31,237	17,787
Amortization of acquired intangibles	7,045	2,360	14,126	4,510
Loss on extinguishment of debt	—	8,514	—	8,514
Acquisition-related costs, net	8,114	(813)	10,270	(297)
Non-cash interest expense related to convertible senior notes	2,947	2,211	5,817	2,211
Duplicate headquarters rent expense	—	125	—	125
Adjusted Net Loss	$(1)	$(5,740)	$(2,754)	$(11,823)
Denominator:
Weighted-average number of shares used in calculating net loss, basic and diluted	44,886,489	38,130,932	44,381,196	37,619,965
Adjusted Net Loss per share, basic and diluted	$—	$(0.15)	$(0.06)	$(0.31)

Health Catalyst Investor Relations Contact:
Adam Brown
Senior Vice President, Investor Relations and FP&A
+1 (855)-309-6800
ir@healthcatalyst.com

Health Catalyst Media Contact:
Amanda Hundt
Vice President, Corporate Communications
amanda.hundt@healthcatalyst.com
+1 (575) 491-0974